SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 11, 2005

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 North Hamilton Street	23230
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 11, 2005, the Executive Compensation, Nominating, and Corporate Governance Committee of the Board of Directors (the “Executive Committee”) of Universal Corporation (the “Company”) approved a form Aircraft Time Sharing Agreement for use as part of the Company’s corporate travel policy regarding personal use of corporate aircraft. The Aircraft Time Sharing Agreement will be signed by any director, executive officer of the Company, and certain other executives of the Company and its subsidiaries who are authorized to use the corporate aircraft for personal use, on or before the time they use the corporate aircraft for personal use. The form agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

No.	Description

99.1	Form Aircraft Time Sharing Agreement.*

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date: October 17, 2005	By:	/s/ Preston D. Wigner
Preston D. Wigner General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Form Aircraft Time Sharing Agreement.*

*Filed Herewith